                            SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            Select Advisors Trust A
                            Select Advisors Trust C
              ....................................................
                (Name of Registrant/s as Specified In Its Charter)

              ....................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         ..............................................

     (2) Aggregate number of securities to which transaction applies:

         ..............................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ..............................................

     (4) Proposed maximum aggregate value of transaction:

         ..............................................

     (5) Total fee paid:

         ..............................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

         ..............................................

     (2) Form, Schedule or Registration Statement No.:

         ..............................................

     (3) Filing Party:

         ..............................................

     (4) Date Filed:

         ..............................................

                        TOUCHSTONE EMERGING GROWTH FUND A
                      (a series of Select Advisors Trust A)
                                       and
                        TOUCHSTONE EMERGING GROWTH FUND C
                      (a series of Select Advisors Trust C)
                                 311 Pike Street
                             Cincinnati, Ohio 45202

                            NOTICE OF SPECIAL MEETING

               Notice is hereby given that a Special Meeting (the "Meeting") of Shareholders of Touchstone Emerging Growth Fund A ("Fund A"), a separate series of Select Advisors Trust A ("Trust A" or a "Trust"), and Shareholders of Touchstone Emerging Growth Fund C ("Fund C"), a separate series of Select Advisors Trust C ("Trust C" or a "Trust") will be held on October 30, 1997, at
10.00 a.m., Cincinnati Time, at the offices of the Trust, 311 Pike Street, Cincinnati, Ohio 45202. At the Meeting, Shareholders of Fund A and Shareholders of Fund C will be asked to consider and vote upon the following:

               1. To approve or disapprove a new portfolio advisory agreement between Touchstone Advisors, Inc. and Westfield Capital Management Company, Inc. ("Westfield") pursuant to which Westfield will act as portfolio advisor with respect to a portion of the assets of the Emerging Growth Portfolio (the "Portfolio") of Select Advisors Portfolios, to become effective upon the acquisition of Westfield by merger with an affiliate of Boston Private Bancorp, Inc. ("BPB"). All of the investable assets of Fund A and Fund C are invested in the Portfolio.

               2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

               Shareholders of record at the close of business on September 18, 1997, are entitled to notice of, and to vote at, the Meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. If you are present at the Meeting, you may change your vote, if desired, at that time.

               By Order of the Board of Trustees of each Trust.


                                            Andrew S. Josef,
                                            Secretary

Cincinnati, Ohio
October 2, 1997

                        TOUCHSTONE EMERGING GROWTH FUND A
                      (a series of Select Advisors Trust A)
                                       and

                        TOUCHSTONE EMERGING GROWTH FUND C
                      (a series of Select Advisors Trust C)
                                 311 Pike Street
                             Cincinnati, Ohio 45202

                                 PROXY STATEMENT

           This Proxy Statement is furnished by Select Advisors Trust A, a Massachusetts business trust ("Trust A" or a "Trust"), to the shareholders of its Touchstone Emerging Growth Fund A (respectively, the "Fund A Shareholders" and "Fund A"), and by Select Advisors Trust C ("Trust C" or a "Trust") to the shareholders of its Touchstone Emerging Growth Fund C (respectively, the "Fund C Shareholders" and "Fund C") on behalf of each Trust's Board of Trustees in connection with each Trust's solicitation of the accompanying proxy, to be voted at a Special Meeting of Shareholders of Fund A and Shareholders of Fund C (the "Meeting') to be held on October 30, 1997, at 10:00 a.m., Cincinnati Time, at the offices of the Trust, 311 Pike Street, Cincinnati, Ohio 45202, for the purposes set forth below and in the accompanying Notice of Special Meeting. This Proxy Statement is being mailed to Fund A Shareholders and Fund C Shareholders (collectively, the "Shareholders") on or about October 2, 1997. At the Meeting, Shareholders will be asked to consider and vote upon the following:

               1. To approve or disapprove a new portfolio advisory agreement between Touchstone Advisors, Inc. (the "Advisor") and Westfield Capital Management Company, Inc. ("Westfield") pursuant to which Westfield will act as portfolio advisor with respect to a portion of the assets of the Emerging Growth Portfolio (the "Portfolio") of Select Advisors Portfolios (the "Portfolio Trust"), to become effective upon the acquisition of Westfield by merger with an affiliate of Boston Private Bancorp, Inc. ("BPB"). All of the investable assets of Fund A and Fund C are invested in the Portfolio.

               2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

           Shareholders are being asked to vote on the proposal described in this Proxy Statement because the Portfolio Trust, on behalf of the Portfolio, has requested that Portfolio shareholders vote on such matter. With respect to the proposal, the entire interest that each Fund holds in the Portfolio will be voted in direct proportion to the votes cast by Shareholders of that Fund for and against such proposal at the Meeting. Shares not voted will, therefore, not affect the outcome at the Portfolio level.

           Only Shareholders of record at the close of business on September 18, 1997 (the "Record Date"), will be entitled to vote at the Meeting. As of the Record Date there were 323,601 shares of Fund A outstanding and 171,517 shares of Fund C outstanding. Each share of a Fund is entitled to one vote and each fractional share is entitled to a proportionate share of one vote.

           Trust A and Trust C will then vote the securities of the Portfolio held by Fund A and Fund C, respectively, in accordance with that Fund's Shareholder vote at the Meeting. The percentage of a Fund's interest in the Portfolio that represents such Fund's Shareholders not voting at the Meeting will be voted for or against the proposal in the same proportion as those cast by such Fund's Shareholders who do vote.

           The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions, any proxy that is signed and returned will be voted FOR the proposal. With respect to any other matters (none of which are now known to either Trust's Board of Trustees) that may be presented at the Meeting, all proxies will be voted in the discretion of the persons appointed as proxies.

           A Shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Secretary of the Trust a written revocation or duly executed proxy bearing a later date. The proxy will not be voted if the Shareholder is present at the Meeting and elects to vote in person. Attendance at the Meeting alone will not serve to revoke the proxy.

           If a Shareholder abstains, the shares represented will be counted as present and entitled to vote on the matter for purposes of determining a quorum at the Meeting, but the abstention will have the effect of a negative vote on the proposal. If a broker indicates on the form of proxy that it does not have discretionary authority as to certain shares, those shares will be counted as present at the Meeting for quorum purposes but not entitled to vote with respect to the proposal and thus will also have the effect of a negative vote on the proposal.

           As of the Record Date, Western-Southern Life Assurance Company ("WSLAC") owned 36.62% of the outstanding voting securities of Fund A and 66.07% of the outstanding voting securities of Fund C and has indicated that it intends to vote for the proposal at the Meeting. As of the Record Date, Fund A owns 65.31% of the outstanding voting securities of the Portfolio and Fund C owns 34.69% of the outstanding voting securities of the Portfolio.

           The principal solicitation of proxies will be by mail, but they may be solicited by telephone, telegraph and personal contact by directors, officers and regular employees of the Advisor. All costs associated with the preparation, filing and distribution of this Proxy Statement, the solicitation and the Meeting will be borne by Westfield and an affiliate of BPB and not by Fund A, Fund C, the Trusts or the Portfolio.

           All information contained in this Proxy Statement about Westfield and BPB and the Transaction (as hereinafter defined) has been provided by Westfield.

                           APPROVAL OR DISAPPROVAL OF
                      PORTFOLIO ADVISORY AGREEMENT BETWEEN
                            THE ADVISOR AND WESTFIELD

BACKGROUND

           As discussed in each Trust's Prospectus, each Fund is a SpokeSM fund within a type of two-tier, master/feeder mutual fund structure, referred to as a Hub and Spoke(R) structure.1 In such Hub and Spoke structure, the Funds, unlike other mutual funds which directly acquire and manage their own portfolio of securities, seek to achieve their investment objective by investing all of their investable assets in the Portfolio.

           Fund A is a separate series of Trust A and Fund C is a separate series of Trust C. Fund A and Fund C (each a "Fund" and collectively the "Funds") each seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which is a separate series of the Select Advisors Portfolios, a New York master trust registered as an open-end diversified management investment company (the "Portfolio Trust").

           The Portfolio Trust's investment advisor is Touchstone Advisors, Inc. (the "Advisor"), an indirect wholly-owned subsidiary of WSLAC. The address of the Advisor is 311 Pike Street, Cincinnati, Ohio 45202 and the address of the Company is 400 Broadway, Cincinnati, Ohio 45202. The Advisor has, in turn, engaged a number of portfolio advisors to manage the separate portfolios of the Portfolio Trust. Westfield is one of two portfolio advisors engaged to manage investments of the Portfolio. Westfield's address is One Financial Center, Boston, Massachusetts 02111. Investors Bank & Trust Company provides administrative, custodial and fund accounting services for each trust and the Portfolio Trust and serves as transfer agent for the Portfolio Trust. The address of Investors Bank is 200 Clarendon Street, Boston, Massachusetts 02116.

           The Meeting has been called for the purpose of considering a new portfolio advisory agreement for the Portfolio (the "New Portfolio Advisory Agreement") which is necessitated by a proposed transaction (the "Transaction") whereby Boston Private Investment Management, Inc., a wholly owned subsidiary of BPB would be merged into Westfield, and Westfield would become an indirect wholly owned subsidiary of BPB. Completion of the Transaction will represent a change in the ownership of Westfield and, as such, will have the effect of terminating the existing portfolio advisory agreement with Westfield. Accordingly, Shareholders are being asked to approve the New Portfolio Advisory Agreement with Westfield under its new ownership.


--------
1 Hub and Spoke(R)is a registered service mark of Signature Financial Group, Inc. ("Signature"). The terms "Hub(SM)" and "Spoke(SM)" are service marks of Signature.

           The New Portfolio Advisory Agreement embodies the same terms and fees as the existing portfolio advisory agreement with Westfield, differing only in the effective and termination dates. The Portfolio Trust's Board of Trustees has approved the New Portfolio Advisory Agreement, subject to approval by the shareholders in the Portfolio, to become effective on the consummation of the Transaction (the "Closing Date").

           The New Portfolio Advisory Agreement must be approved by the vote of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act")) of the Portfolio. "Majority of the outstanding voting securities" of the Portfolio for this purpose means the lesser of (i) 67% of the securities of the Portfolio present, if more than 50% of the outstanding securities of the Portfolio are represented and voting, or (ii) more than 50% of such outstanding securities. Trust A and Trust C will cast all the votes of Fund A and Fund C, respectively, with respect to the New Portfolio Advisory Agreement in the same proportion as the votes of the Shareholders cast at the Meeting on this proposal. The percentage of a Fund's interest in the Portfolio that represents Shareholders not voting at the Meeting will be voted for or against the New Portfolio Advisory Agreement in the same proportion as those cast by Shareholders who do, in fact, vote.

EXISTING PORTFOLIO ADVISORY AGREEMENT

           Westfield serves as portfolio advisor for a portion (50% as of September 18, 1997) of the assets of the Portfolio under a Portfolio Advisory Agreement (the "Existing Portfolio Advisory Agreement") dated June 1, 1994, between the Advisor and Westfield. The Existing Portfolio Advisory Agreement was approved by the initial investors in the Portfolio on June 1, 1994. The Existing Portfolio Advisory Agreement provides for its automatic termination in the event of a legal assignment or change in ownership of the portfolio advisor. Under the Existing Portfolio Advisory Agreement, Westfield is entitled to receive from the Advisor a monthly fee equal on an annual basis to 0.45% of the first $10 million of the average daily net assets of the Portfolio managed by Westfield, 0.40% of the average daily net assets of the Portfolio managed by Westfield in excess of $10 million and up to $50 million and 0.35% of the average daily net assets of the Portfolio managed by Westfield in excess of $50 million. For the Portfolio's most recent fiscal year ended December 31, 1996, the Advisor paid Westfield $10,297 for its advisory services. At September 18, 1997, the net assets of the Portfolio under Westfield's management were approximately $3,812,220.

NEW PORTFOLIO ADVISORY AGREEMENT

           Except for different effective and termination dates, the terms of the New Portfolio Advisory Agreement are identical to the terms of the Existing Portfolio Advisory Agreement. A copy of the New Portfolio Advisory Agreement is attached to this Proxy Statement as Exhibit A, and the description set forth in this Proxy Statement of the New Portfolio Advisory Agreement is qualified in its entirety by reference to Exhibit A.

           Under the New Portfolio Advisory Agreement, Westfield will provide certain investment advisory services with respect to a portion of the assets of the Portfolio, including deciding what securities will be purchased and sold by the Portfolio, when such purchases and sales are to be made, and arranging for such purchases and sales, all in accordance with the provisions of the Investment Company Act and any rules thereunder, the governing documents of the Portfolio Trust, the fundamental policies of the Portfolio Trust and the Portfolio, any policies and determinations of the Board of Trustees of the Portfolio Trust or of the Advisor which are adopted in written form, and any applicable state or federal laws.

           As compensation for its services to the Portfolio under the New Portfolio Advisory Agreement, Westfield will be entitled to receive from the Advisor fees calculated at the same rate as those charged under the Existing Portfolio Advisory Agreement. The New Portfolio Advisory Agreement will be signed and become effective (if approved at the Meeting) when the Transaction is consummated, will continue in effect until December 31, 1998, and will continue in effect thereafter for successive annual periods, provided its continuance is specifically approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Portfolio Trust's Board of Trustees or a vote of the holders of a "majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Portfolio, and (2) a majority of the Trustees who are not parties to the New Portfolio Advisory Agreement or "interested persons" (as defined in the Investment Company Act) of the Portfolio Trust or of Westfield. The New Portfolio Advisory Agreement provides that it may be terminated at any time, without penalty, (1) by the Advisor, by the Trustees of the Portfolio Trust or by a vote of the majority of the outstanding voting securities of the Portfolio, upon 60 days written notice, or (2) by Westfield upon 60 days written notice to the Advisor and the Portfolio Trust.

           Westfield will provide, at its expense, all necessary investment and management facilities, including salaries of personnel required for it to faithfully execute its duties, and administrative facilities, including clerical personnel and equipment necessary for it to conduct the investment advisory affairs of the Portfolio efficiently (excluding pricing and bookkeeping services). Westfield is not obligated to pay any expenses for the Portfolio that are not expressly assumed.

           The New Portfolio Advisory Agreement provides that Westfield shall have no liability to the Portfolio Trust, to any holders of interests in the Portfolio, or to the Advisor for any act or omission in the course of, or in connection with, rendering services under the New Portfolio Advisory Agreement, except for liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of Westfield in the performance of its duties under the New Portfolio Advisory Agreement.

THE TRANSACTION

           Pursuant to the Agreement and Plan of Merger dated as of August 13, 1997 (the "Merger Agreement") by and among BPB, Boston Private Investment Management, Inc., a Massachusetts corporation ("BPIM") and wholly owned subsidiary of BPB, Westfield and all of the owners of Westfield's outstanding capital stock (the "Westfield Stockholders"), BPIM will be merged with and into Westfield (the "Merger") and, upon the consummation of the Merger and related transactions, Westfield will become an indirect wholly owned subsidiary of BPB. Westfield will continue to use "Westfield" as part of its name after the Effective Time. Each of Westfield's senior portfolio managers has entered into an employment agreement with Westfield and BPB which will become effective at the Effective Time.

           At the effective time of the Merger (the "Effective Time"), the Westfield Stockholders will have the right to receive a maximum aggregate of 3,918,367 shares of BPB common stock, $1.00 par value, per share (the "BPB Common Stock") for their shares of Westfield. As of September 16, 1997, the closing price of BPB Common Stock was $8.750 per share (as reported on the Nasdaq SmallCap Market). Since January 1, 1997 until September 11, 1997, the closing price of BPB Common Stock has ranged from $4.875 per share to $8.750 per share. The purchase price is subject to certain adjustments, based on, among other things, changes in advisory revenues as measured just prior to the Effective Time. The consummation of the Merger is also subject to prior satisfaction of several conditions, including that Westfield shall have obtained consents from, or entered into new contracts with, clients representing advisory revenues equal to not less than 80% of the advisory revenues of Westfield as of July 31, 1997.

           In addition, the officers and employees of Westfield will be eligible to participate with the officers and employees of BPB and certain of its other subsidiaries in BPB's 1997 Long-Term Stock Incentive Plan. Certain employees of Westfield will receive options to purchase a total of 75,000 shares of BPB Common Stock at an exercise price equal to the fair market value of such stock on the date of grant.

           As required by the Investment Company Act, the Existing Portfolio Advisory Agreement provides for its automatic termination upon its "assignment." The Investment Company Act defines assignment to include any direct or indirect transfer of a controlling block of the assignor's outstanding voting securities by a security holder of the assignor. Assuming the Merger is consummated, Westfield will become an indirect wholly owned subsidiary of BPB, thus giving rise to an "assignment" of the Existing Portfolio Advisory Agreement and its termination.

           At the present time it is anticipated that the Effective Time of the Merger and, thus, the assignment, will occur in October 1997. The precise date at which any assignment of the Existing Portfolio Advisory Agreement will occur, if at all, cannot now be determined. The Merger Agreement may be terminated prior to the Effective Time under certain circumstances.

INFORMATION ABOUT BPB

           BPB, Boston, Massachusetts was established in May 1987. BPB is the parent company of Boston Private Bank & Trust Company, a private bank serving clients in New England with banking and investment products. As of July 31, 1997, BPB's investment management and trust services business had approximately $876 million of assets under management.

INFORMATION ABOUT WESTFIELD

           Westfield maintains offices at One Financial Center, Boston, MA, 02111. Westfield is owned by the Westfield Stockholders (as defined above) and it is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

           Westfield currently also serves as an investment manager for a portion of The Growth Equity Portfolio of The Hirtle Callaghan Trust (the "HC Equity Portfolio"). At June 30, 1997, the HC Equity Portfolio had approximately $160.9 million of net assets under management ("HC Equity Portfolio's Net Assets"). As of June 30, 1997, Westfield was responsible for managing approximately 40% of the HC Equity Portfolio's Net Assets. Westfield is paid a fee based on the portion of the average net assets of the HC Equity Portfolio that Westfield manages, calculated and accrued daily and paid monthly at an annual rate of 0.30%.

           Westfield's principal executive officers and directors are shown below. The address of each, as it relates to his or her duties at Westfield, is the same as that of Westfield. Each of the individuals named below will hold the same position with Westfield after the Merger and, upon the consummation of the Merger, Timothy L. Vail, President and CEO of BPB, will become Chairman of the Board and a Director of Westfield.

PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF WESTFIELD

                                          PRINCIPAL OCCUPATION
NAME                               (all positions are with Westfield)
----------------------------------------------------------------------------------

C. Michael Hazard                  Director, Chairman, Chief Executive Officer and
                                   Treasurer, Chief Investment Officer and Portfolio
                                   Manager

Arthur J. Bauernfeind              Director, President, Chief Operating Officer,
                                   Investment Strategist and Portfolio Manager

Michael J. Chapman                 Director, Executive Vice President, Director of
                                   Research and Portfolio Manager

Stephen C. Demirjian               Director, Senior Vice President and Portfolio
                                   Manager

William A. Muggia                  Senior Vice President and Portfolio Manager

Jill A. Roeting                    Clerk

           Each of C. Michael Hazard, Arthur J. Bauernfeind and Michael J. Chapman owns more than 10% of the outstanding voting securities of Westfield. The address of the officers and directors of Westfield is One Financial Center, Boston, MA 02111.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

               As of September 18, 1997, the following persons were beneficial owners of more than 5% of the outstanding shares of Fund A:

                                                    Amount and Nature
Name and Address of Beneficial Owner             Of Beneficial Ownership        Percent of Class
--------------------------------------           -----------------------        ----------------
Western-Southern Life Assurance Company          118,502                        36.62%
400 Broadway, Cincinnati OH  45202

               As of September 18, 1997, the following persons were beneficial owners of more than 5% of the outstanding shares of Fund C:

                                                    Amount and Nature
Name and Address of Beneficial Owner             Of Beneficial Ownership        Percent of Class
------------------------------------             -----------------------        ----------------
Western-Southern Life Assurance Company          113,323                        66.07%
400 Broadway, Cincinnati OH  45202


               To the knowledge of the Trust, no other shareholder beneficially owned more than 5% of the outstanding shares of the Fund A or Fund C as of the same date. As of September 18, 1997, the Trustees and officers of Trust A and Trust C as a group beneficially owned less than 1% of the outstanding shares of Fund A and Fund C, respectively.

TRUSTEES' CONSIDERATION

               The Board of Trustees of each Trust believes that the terms of the New Portfolio Advisory Agreement are fair to, and in the best interest of, the Portfolio, the Portfolio Trust, Trust A and Trust C and the Shareholders of the Portfolio, Fund A and Fund C. Each Trust's Board of Trustees, including the independent Trustees of each Trust voting separately, recommends approval by the Shareholders of the New Portfolio Advisory Agreement between Westfield and the Advisor. In making this recommendation, the Trustees considered principally the representation by BPB and Westfield that it is their intention that Westfield's current investment personnel and officers will continue in their current positions, and that the same persons who are presently responsible for the investment policies of Westfield will continue to direct the investment policies of Westfield following the acquisition. The Trustees also considered: (1) that the compensation payable to Westfield by the Advisor under the proposed New Portfolio Advisory Agreement will be at the same rate as the compensation now payable by the Advisor to Westfield under the Existing Portfolio Advisory Agreement; (2) that the terms of the Existing Portfolio Advisory Agreement will be substantially unchanged under the New Portfolio Advisory Agreement except for different effective and termination dates; (3) the commitment of Westfield to pay or reimburse the Portfolio for the expenses of the Portfolio incurred in connection with the Transaction; and (4) other factors deemed relevant.

           The Board of Trustees of each Trust also considered the steps that Westfield and BPB have taken to assure the retention of key individuals by Westfield. In particular, the Board of Trustees considered that (a) officers and employees of Westfield will be eligible to participate with the officers and employees of BPB and certain of its other subsidiaries in BPB's 1997 Long-Term Stock Incentive Plan, (b) certain employees of Westfield will receive options to purchase a total of 75,000 shares of BPB Common Stock at an exercise price equal to the fair market value of such stock on the date of grant, and
(c) each of Westfield's senior portfolio managers has entered into an employment agreement with Westfield and BPB which will become effective at the Effective Time.

           Accordingly, the Board of Trustees of each Trust concluded that the Portfolio should receive investment advisory services under the New Portfolio Advisory Agreement equal or superior to those they currently receive under the Existing Portfolio Advisory Agreement, at the same fee levels.

REQUIRED VOTE AND RECOMMENDATION

           At the Meeting, the Shareholders will vote on the proposed New Portfolio Advisory Agreement. The Trusts will then in a separate action vote the securities of the Portfolio held by Fund A and Fund C in direct proportion to the votes cast by the Shareholders of Fund A and Fund C at the Meeting. The affirmative vote of the holders of a "majority of the outstanding voting securities" of the Portfolio is required to approve the New Portfolio Advisory Agreement.

           THE BOARD OF TRUSTEES OF EACH TRUST RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE IN FAVOR OF THE NEW PORTFOLIO ADVISORY AGREEMENT.

                               GENERAL INFORMATION

OTHER MATTERS TO COME BEFORE THE MEETING

           The Trusts' management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxyholders will vote thereon in accordance with their best judgment.

PORTFOLIO TRANSACTIONS

           The Portfolio does not allocate its portfolio brokerage on the basis of the sale of its shares, although brokerage firms whose customers purchase shares of the Funds may participate in brokerage commissions. Brokerage transactions are not placed with any person affiliated with either Trust, the Portfolio Trust, the Advisor, Westfield or BPB.

SHAREHOLDER PROPOSALS

           The Meeting is a special meeting of Shareholders. The Trusts and the Portfolio Trust are not required to, nor do they intend to, hold regular annual meetings of their shareholders or interest holders. If such a meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to a Trust or the Portfolio Trust, as the case may be.

REPORTS TO SHAREHOLDERS

           Each Trust will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Fund, with respect to each Fund, and the most recent Semi-Annual Report succeeding such Annual Report, if any, on request within three business days of the request. Requests for such reports should be made by telephone by calling (800) 669-2796 (press 3) or in writing to the respective Trust, 311 Pike Street, Cincinnati, Ohio 45202.

           IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A
SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                         By Order of the Board of Trustees
                                         of each Trust


                                         Andrew S. Josef,
                                         Secretary

October 2, 1997
Cincinnati, Ohio

                                   EXHIBIT A
                                   ---------

                          PORTFOLIO ADVISORY AGREEMENT

                           EMERGING GROWTH PORTFOLIO
                           SELECT ADVISORS PORTFOLIOS

               This PORTFOLIO ADVISORY AGREEMENT is made as of the 30th day of October, 1997, by and between TOUCHSTONE ADVISORS, INC., an Ohio corporation (the "Advisor"), and Westfield Capital Management Company, Inc., a Massachusetts corporation (the "Portfolio Advisor").

               WHEREAS, the Advisor is an investment advisor registered under the Investment Advisers Act of 1940, as amended, and has been retained by Select Advisors Portfolios, a New York trust (the "Trust") registered under the Investment Company Act of 1940 (the "1940 Act"), to provide investment advisory services with respect to certain assets of the Emerging Growth Portfolio (herein the "Portfolio"); and

               WHEREAS, the Portfolio Advisor also is an investment advisor registered under the Investment Advisers Act of 1940, as amended; and

               WHEREAS, the Advisor desires to retain the Portfolio Advisor to furnish it with portfolio management services in connection with the Advisor's investment advisory activities on behalf of the Portfolio, and the Portfolio Advisor is willing to furnish such services to the Advisor and the Portfolio;

               NOW THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

               1. EMPLOYMENT OF THE PORTFOLIO ADVISOR. In accordance with and subject to the Second Amended and Restated Investment Advisory Agreement between the Trust and the Advisor, attached hereto as Exhibit A (the "Advisory Agreement"), the Advisor hereby appoints the Portfolio Advisor to manage the investment and reinvestment of that portion of the assets of the Portfolio allocated to it by the Advisor (such portion being herein called the "Portfolio Assets"), subject to the control and direction of the Advisor and the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Portfolio Advisor hereby accepts such employment and agrees during such period to render the services and to perform the duties called for by this Agreement for the compensation herein provided. The Portfolio Advisor shall at all times maintain its registration as an investment advisor under the investment Advisers Act of 1940 and shall otherwise comply in all material respects with all applicable laws and regulations, both state and federal. The Portfolio Advisor shall for all purposes herein be deemed an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust or the Portfolio.

               2. DUTIES OF THE PORTFOLIO ADVISOR. The Portfolio Advisor will provide the following services and undertake the following duties:

                    a. The Portfolio Advisor will manage the investment and reinvestment of the Portfolio Assets, subject to and in accordance with the investment objectives, policies and restrictions of the Portfolio and any directions which the Advisor or the Trust's Board of Trustees may give from time to time with respect to the Portfolio. In furtherance of the foregoing, the Portfolio Advisor will make all determinations with respect to the investment of the Portfolio Assets and the purchase and sale of portfolio securities and shall take such steps as may be necessary or advisable to implement the same. The Portfolio Advisor also will determine the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the portfolio securities will be exercised. The Portfolio Advisor will render regular reports to the Trust's Board of Trustees, to the Advisor and to RogersCasey Sponsor Services, Inc. (or such other advisor or advisors as the Advisor shall engage to assist it in the evaluation of the performance and activities of the Portfolio Advisor). Such reports shall be made in such form and manner and with respect to such matters regarding the Portfolio and the Portfolio Advisor as the Trust, the Advisor or RogersCasey Sponsor Services, Inc. shall from time to time request.

                    b. The Portfolio Advisor shall provide support to the Advisor with respect to the marketing of the Portfolio, including but not limited to: (i) permission to use the Portfolio Advisor's name as provided in Section 5, (ii) permission to use the past performance and investment history of the Portfolio Advisor as the same is applicable to the Portfolio, (iii) access to the individual(s) responsible for day-to-day management of the Portfolio for marketing conferences, teleconferences and other activities involving the promotion of the Portfolio, subject to the reasonable request of the Advisor, (iv) permission to use biographical and historical data of the Portfolio Advisor and individual manager(s), and (v) permission to use the names of those institutional clients to which the Portfolio Advisor provides investment management services, subject to receipt of the consent of such clients to the use of their names.

                    c. The Portfolio Advisor will, in the name of the Portfolio, place orders for the execution of all portfolio transactions in accordance with the policies with respect thereto set forth in the Trust's registration statements under the 1940 Act and the Securities Act of 1933, as such registration statements may be in effect from time to time. In connection with the placement of orders for the execution of portfolio transactions, the Portfolio Advisor will create and maintain all necessary brokerage records of the Portfolio in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange Commission (the "SEC"), the Trust or any person retained by the Trust. Where applicable, such records shall be maintained by the Advisor for the periods and in the places required by Rule 31a-2 under the 1940 Act. When placing orders with brokers and dealers, the Portfolio Advisor's primary objective shall be to obtain the most favorable price and execution available for the Portfolio, and in placing such orders the Portfolio Advisor may consider a number of factors, including, without limitation, the overall direct net economic result to the Portfolio (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future. The Portfolio Advisor is specifically authorized, to the extent authorized by law (including, without limitation, Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to pay a broker or dealer who provides research services to the Portfolio Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting such transaction, in recognition of such additional research services rendered by the broker or dealer, but only if the Portfolio Advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Portfolio Advisor's overall responsibilities with respect to discretionary accounts that it manages, and that the Portfolio derives or will derive a reasonably significant benefit from such research services. The Portfolio Advisor will present a written report to the Board of Trustees of the Trust, at least quarterly, indicating total brokerage expenses, actual or imputed, as well as the services obtained in consideration for such expenses, broken down by broker-dealer and containing such information as the Board of Trustees reasonably shall request.

                    d. In the event of any reorganization or other change in the Portfolio Advisor, its investment principals, supervisors or members of its investment (or comparable) committee, the Portfolio Advisor shall give the Advisor and the Trust's Board of Trustees written notice of such reorganization or change within a reasonable time (but not later than 30 days) after such reorganization or change.

                    e. The Portfolio Advisor will bear its expenses of providing services to the Portfolio pursuant to this Agreement except such expenses as are undertaken by the Advisor or the Trust.

                    f. The Portfolio Advisor will manage the Portfolio Assets and the investment and reinvestment of such assets so as to comply with the provisions of the Investment Company Act of 1940 and with Subchapter M of the Internal Revenue Code of 1986, as amended.

               3.   COMPENSATION OF THE PORTFOLIO ADVISOR.

                    a. As compensation for the services to be rendered and duties undertaken hereunder by the Portfolio Advisor, the Advisor will pay to the Portfolio Advisor a monthly fee equal on an annual basis to 0.45% of the first $10 million of the average daily net assets of the Portfolio managed by the Portfolio Advisor, 0.40% of the average daily net assets of the Portfolio managed by the Portfolio Advisor in excess of $10 million and up to $50 million and 0.35% of the average daily net assets of the Portfolio managed by the Portfolio Advisor in excess of $50 million. Such fee shall be computed and accrued daily. If the Portfolio Advisor serves in such capacity for less than the whole of any period specified in this Section 3a, the compensation to the Portfolio Advisor shall be prorated. For purposes of calculating the Portfolio Advisor's fee, the daily value of the Portfolio's net assets shall be computed by the same method as the Trust uses to compute the net asset value of the Portfolio for purposes of purchases and redemptions of interests thereof.

                    b. The Portfolio Advisor reserves the right to waive all or a part of its fees hereunder.

               4. ACTIVITIES OF THE PORTFOLIO ADVISOR. It is understood that the Portfolio Advisor may perform investment advisory services for various other clients, including other investment companies. The Portfolio Advisor will report to the Board of Trustees of the Trust (at regular quarterly meetings and at such other times as such Board of Trustees reasonably shall request) (i) the financial condition and prospects of the Portfolio Advisor, (ii) the nature and amount of transactions affecting the Portfolio that involve the Portfolio Advisor and affiliates of the Portfolio Advisor, (iii) information regarding any potential conflicts of interest arising by reason of its continuing provision of advisory services to the Portfolio and to its other accounts, and
(iv) such other information as the Board of Trustees shall reasonably request regarding the Portfolio, the Portfolio's performance, the services provided by the Portfolio Advisor to the Portfolio as compared to its other accounts and the plans of, and the capability of, the Portfolio Advisor with respect to providing future services to the Portfolio and its other accounts. At least annually, the Portfolio Advisor will provide to the Trustees information regarding the composite return of such of its other accounts as are comparable, in investment objective and composition, to the Portfolio. The Portfolio Advisor agrees to submit to the Trust a statement defining its policies with respect to the allocation of investment opportunities among the Portfolio and its other clients.

               It is understood that the Portfolio Advisor may become interested in the Trust as an interest holder or otherwise.

               The Portfolio Advisor has supplied to the Advisor and the Trust copies of its Form ADV with all exhibits and attachments thereto (including the Portfolio Advisor's statement of financial condition) and will hereafter supply to the Advisor, promptly upon the preparation thereof, copies of all amendments or restatements of such document.

               5. USE OF NAMES. Neither the Advisor nor the Trust shall use the name of the Portfolio Advisor in any prospectus, sales literature or other material relating to the Advisor or the Trust in any manner not approved in advance by the Portfolio Advisor; provided, however, that the Portfolio Advisor will approve all uses of its name which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and provided further, that in no event shall such approval be unreasonably withheld. The Portfolio Advisor shall not use the name of the Advisor or the Trust in any material relating to the Portfolio Advisor in any manner not approved in advance by the Advisor or the Trust, as the case may be; provided, however, that the Advisor and the Trust shall each approve all uses of their respective names which merely refer in accurate terms to the appointment of the Portfolio Advisor hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld.

               6. LIMITATION OF LIABILITY OF THE PORTFOLIO ADVISOR. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Portfolio Advisor, the Portfolio Advisor shall not be subject to liability to the Advisor, the Trust or to any holder of an interest in the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. As used in this Section 6, the term "Portfolio Advisor" shall include the Portfolio Advisor and/or any of its affiliates and the directors, officers and employees of the Portfolio Advisor and/or any of its affiliates.

               7. LIMITATION OF TRUST'S LIABILITY. The Portfolio Advisor acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Declaration of Trust. The Portfolio Advisor agrees that (i) the Trust's obligations to the Portfolio Advisor under this Agreement (or indirectly under the Advisory Agreement) shall be limited, in any event to the assets of the Portfolio and (ii) the Portfolio Advisor shall not seek satisfaction of any such obligation from the holders of interests in the Portfolio nor from any Trustee, officer, employee or agent of the Trust.

               8. FORCE MAJEURE. The Portfolio Advisor shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Portfolio Advisor shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

               9.   RENEWAL, TERMINATION AND AMENDMENT.

                    a. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, until December 31, 1998; and it shall continue thereafter provided that such continuance is specifically approved by the parties and, in addition, at least annually by (i) the vote of the holders of a majority of the outstanding voting securities (as herein defined) of the Portfolio or by vote of a majority of the Trust's Board of Trustees and (ii) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of either the Advisor or the Portfolio Advisor, cast in person at a meeting called for the purpose of voting on such approval.

                    b. This Agreement may be terminated at any time, without payment of any penalty, (i) by the Advisor, by the Trust's Board of Trustees or by a vote of the majority of the outstanding voting securities of the Portfolio, in any such case upon not less than 60 days' prior written notice to the Portfolio Advisor and (ii) by the Portfolio Advisor upon not less than 60 days' prior written notice to the Advisor and the Trust. This Agreement shall terminate automatically in the event of its assignment.

                    c. This Agreement may be amended at any time by the parties hereto, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Portfolio affected by such change.

                    d. The terms "assignment," "interested persons" and "majority" of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act.

               10. SEVERABILITY. If any provision of this Agreement shall become or shall be found to be invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

               11. NOTICE. Any notices under this Agreement shall be in writing addressed and delivered personally (or by telecopy) or mailed postage-paid, to the other party at such address as such other party may designate in accordance with this paragraph for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor for this purpose shall be 311 Pike Street, Cincinnati, Ohio 45202 and that the address of the Portfolio Advisor shall be One Financial Center - 27th Floor, Boston, MA 02111.

               12. MISCELLANEOUS. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Ohio. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

Attest:                                     TOUCHSTONE ADVISORS, INC.

________________________________            By  ________________________________
                                                     Edward G. Harness, Jr.
________________________________                     President

Title  _________________________

Attest:                                     WESTFIELD CAPITAL MANAGEMENT
                                            COMPANY, INC.

________________________________            ____________________________________

Name  _________________________             Name  ______________________________

Title  __________________________           Title  _____________________________

                        TOUCHSTONE EMERGING GROWTH FUND A
                 (a separate series of Select Advisors Trust A)
                                       and
                        TOUCHSTONE EMERGING GROWTH FUND C
                 (a separate series of Select Advisors Trust C)

THIS SOLICITATION IS MADE ON BEHALF OF THE TRUSTEES OF SELECT ADVISORS TRUST A AND SELECT ADVISORS TRUST C, RESPECTIVELY.

The undersigned appoints Edward G. Harness, Jr. and Edward S. Heenan and each of them, with full power of substitution, as attorneys and proxies of the undersigned, and does thereby request that the votes attributable to the undersigned be cast at the Meeting of Shareholders of the Touchstone Emerging Growth Fund A, a separate series of Select Advisors Trust A (a "Trust"), and Touchstone Emerging Growth Fund C, (a separate series of Select Advisors Trust C (a "Trust"), to be held at 10:00 a.m. on October 30, 1997 at the offices of the Trusts, 311 Pike Street, Cincinnati, Ohio, and at any adjournment thereof. If a proxy is not received from a particular shareholder, then the votes attributable to him or her will be allocated in the same ratio as votes for which instructions have been received.

Please sign exactly as your name(s) appear(s) on the boxes of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

 ...............................................................................
                              (Reverse of card)

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BELOW, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR THE PROPOSAL BELOW.

THE BOARD OF TRUSTEES OF EACH TRUST RECOMMENDS A VOTE FOR THE PROPOSAL.

TOUCHSTONE EMERGING GROWTH FUNDS
SHARES ____________   RECORD DATE ______

1.   Approval of New Portfolio Advisory        FOR __    AGAINST __   ABSTAIN __
     Agreement between Touchstone
     Advisors, Inc. and Westfield
     Capital Management Company, Inc.

2.   In their discretion, to act upon such     FOR __    AGAINST __   ABSTAIN __
     other matters as may properly come
     before the meeting.


PLEASE VOTE, DATE AND SIGN ON REVERSE        The undersigned hereby acknowledges
AND RETURN PROMPTLY IN THE ENCLOSED          receipt of the Notice of Meeting
ENVELOPE.                                    and Proxy Statement and revokes any
                                             proxy heretofore given with respect
                                             to the votes covered by this proxy.
                                             Please be sure to sign and date
                                             this proxy.
                                             Date: ____________________________

                                             __________________________________
                                             Shareholder sign here

                                             __________________________________
                                             Co-owner sign here

KAREN M. MCLAUGHLIN
kmclaughlin@frojac.com
(513) 651-6199                                                   October 2, 1997

Division of Investment Management
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington D.C.  20549

     Re: Definitive Proxy Materials for the Touchstone Emerging Growth Fund A of Select Advisors Trust A (FILE NOS. 033-75764 AND 811-08380) and Touchstone Emerging Growth Fund C of Select Advisors Trust C (FILE NOS. 033-76146 AND 811-08404)

Dear Sir/Madam:

               On behalf of the Touchstone Emerging Growth Fund A ("Fund A") of Select Advisors Trust A ("Trust A") and the Touchstone Emerging Growth Fund C ("Fund C") of Select Advisors Trust C ("Trust C"), enclosed for filing please find the following definitive proxy materials (the "Proxy Materials"): Notice of Special Meeting, Proxy Statement and form of proxy card. The Proxy Materials will be mailed to the shareholders of Fund A and the shareholders of Fund C (collectively, the "Shareholders") in connection with the solicitation of proxies by Trust A and Trust C to be voted at a meeting (the "Meeting") of the Shareholders to be held on October 30, 1997. The Registrants intend to mail the Proxy Materials on October 2, 1997.

               If you have any questions about this filing, please call Mark H. Longenecker, Jr. at 513-651-6904 or Karen M. McLaughlin at 513-651-6199.

Sincerely,

/s/ Karen M. McLaughlin